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                                                                      Exhibit 24

                                POWER OF ATTORNEY


               We, the undersigned directors of Firstar Corporation, formerly Firstar (WI) Corporation (the "Corporation"), hereby appoint Jennie P. Carlson with full power of substitution, our true and lawful attorney and agent, to do any and all acts and things in our names and on our behalf as directors of the Corporation which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the registration of shares of the Corporation's common stock issuable under the Corporation's 1998 Employee Stock Incentive Plan. The acts which said attorney and agent may do for us shall include, without limitation, signing for us, or any of us, in our names as directors of the Corporation, such Registration Statement and any and all amendments thereto. We hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 9th day of April, 1999.


Signature                                                                Title
---------                                                                -----

/s/ Paul M. Baker                                                      Director
----------------------------
Paul M. Baker

/s/ Michael E. Batten                                                  Director
----------------------------
Michael E. Batten

/s/ James R. Bridgeland, Jr.                                           Director
----------------------------
James R. Bridgeland, Jr.

/s/ Laurance L. Browning, Jr.                                          Director
----------------------------
Laurance L. Browning, Jr.

/s/ Robert C. Buchanan                                                 Director
----------------------------
Robert C. Buchanan

/s/ Victoria B. Buyniski                                               Director
----------------------------
Victoria B. Buyniski

/s/ Samuel M. Cassidy                                                  Director
----------------------------
Samuel M. Cassidy

/s/ George M. Chester, Jr.                                             Director
----------------------------
George M. Chester, Jr.

/s/ V. Anderson Coombe                                                 Director
----------------------------
V. Anderson Coombe

/s/ John C. Dannemiller                                                Director
----------------------------
John C. Dannemiller


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/s/ Roger L. Fitzsimonds                                               Director
----------------------------
Roger L. Fitzsimonds

/s/ James L. Forbes                                                    Director
----------------------------
James L. Forbes

/s/ David B. Gavin                                                     Director
----------------------------
David B. Gavin

/s/ Jerry A. Grundhofer                                                Director
----------------------------
Jerry A. Grundhofer

/s/ J.P. Hayden, Jr.                                                   Director
----------------------------
J.P. Hayden, Jr.

/s/ Joe F. Hladky                                                      Director
----------------------------
Joe F. Hladky

/s/ Roger L. Howe                                                      Director
----------------------------
Roger L. Howe

/s/ Thomas J. Klinedinst, Jr.                                          Director
----------------------------
Thomas J. Klinedinst, Jr.

                                                                       Director
----------------------------
William H. Lacy

/s/ Sheldon B. Lubar                                                   Director
----------------------------
Sheldon B. Lubar

/s/ Kenneth P. Manning                                                 Director
----------------------------
Kenneth P. Manning

/s/ Daniel F. McKeithan, Jr.                                           Director
----------------------------
Daniel F. McKeithan, Jr.

/s/ Charles S. Mechem, Jr.                                             Director
----------------------------
Charles S. Mechem, Jr.

                                                                       Director
----------------------------
Daniel J. Meyer

/s/ David B. O'Maley                                                   Director
----------------------------
David B. O'Maley

/s/ Robert J. O'Toole                                                  Director
----------------------------
Robert J. O'Toole

/s/ O'dell M. Owens, M.D.                                              Director
----------------------------
O'dell M. Owens, M.D.

/s/ Thomas E. Petry                                                    Director
----------------------------
Thomas E. Petry

/s/ Judith D. Pyle                                                     Director
----------------------------
Judith D. Pyle

/s/ John J. Stollenwerk                                                Director
----------------------------
John J. Stollenwerk

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/s/ Oliver W. Waddell                                                  Director
----------------------------
Oliver W. Waddell

/s/ William Wadsworth Wirtz                                            Director
----------------------------
William Wadsworth Wirtz